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                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED JUNE 8, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-6
                 $700,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $36,843,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


                           MORGAN STANLEY DEAN WITTER

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.






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         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-6 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES ............................. Discover Card Master Trust I,
                                                  Series 2000-6 Floating Rate
                                                  Class A Credit Card
                                                  Pass-Through Certificates and
                                                  Discover Card Master Trust I,
                                                  Series 2000-6 Floating Rate
                                                  Class B Credit Card
                                                  Pass-Through Certificates.

INTEREST RATE.................................... Class A Certificates:  LIBOR
                                                  plus 0.13% per year.

                                                  Class B Certificates: LIBOR
                                                  plus _______% per year.

                                                  The Trustee will calculate
                                                  interest on the Certificates
                                                  on the basis of the actual
                                                  number of days elapsed and a
                                                  360-day year.

                                                  "LIBOR" will mean the London
                                                  interbank offered rate for
                                                  three-month United States
                                                  dollar deposits, determined
                                                  two business days before the
                                                  start of each interest accrual
                                                  period. If an Amortization
                                                  Event occurs for Series
                                                  2000-6, LIBOR will mean the
                                                  London interbank offered rate
                                                  for one-month United States
                                                  dollar deposits, determined
                                                  two business days before the
                                                  start of each interest accrual
                                                  period.

INTEREST PAYMENT DATES........................... The 15th day of each January,
                                                  April, July and October (or
                                                  the next business day),
                                                  beginning in July 2000, or the
                                                  15th day of each month if an
                                                  Amortization Event occurs for
                                                  Series 2000-6.

EXPECTED MATURITY DATES.......................... Class A Certificates: July 15,
                                                  2005 (or the next business
                                                  day). If an Amortization Event
                                                  occurs, the Trust will pay
                                                  principal monthly and the
                                                  final principal payment may be
                                                  made before or after July 15,
                                                  2005.

                                                  Class B Certificates: July 15,
                                                  2005 (or the next business
                                                  day). If an Amortization Event
                                                  occurs, the Trust will pay
                                                  principal monthly and the
                                                  final payment of principal may
                                                  be made either before or after
                                                  July 15, 2005. The Trust must
                                                  generally pay all Class A
                                                  principal before it pays any
                                                  Class B principal.

                                                  An "Amortization Event" is an
                                                  event that will cause the
                                                  Trust to begin repaying
                                                  principal on a monthly basis.

SERIES TERMINATION DATE.......................... The first business day following January 15, 2008
                                                  (or, if January 15, 2008 is
                                                  not a business day, the second
                                                  business day following January
                                                  15, 2008). The Series
                                                  Termination Date is the last
                                                  day on which the Trust will
                                                  pay principal on the
                                                  Certificates.

SUBORDINATION OF CLASS B CERTIFICATES


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(CLASS A CREDIT ENHANCEMENT)....................  The Class B Certificates are
                                                  subordinated to the Class A
                                                  Certificates, up to a
                                                  specified dollar amount, known
                                                  as the "Available Subordinated
                                                  Amount."

AVAILABLE SUBORDINATED AMOUNT.................... Initially $92,105,375 which may be reduced, reinstated or
                                                  increased from time to time.
                                                  The Available Subordinated
                                                  Amount will increase by:

                                                  -  $3,684,215 after a
                                                     Supplemental Credit
                                                     Enhancement Event, if
                                                     Greenwood has not made an
                                                     Effective Alternative
                                                     Credit Support Election;

                                                  -  $33,157,935, after an
                                                     Effective Alternative
                                                     Credit Support Election, if
                                                     a Supplemental Credit
                                                     Enhancement Event has
                                                     occurred; or

                                                  -  $36,842,150 after an
                                                     Effective Alternative
                                                     Credit Support Election, if
                                                     a Supplemental Credit
                                                     Enhancement Event has not
                                                     occurred.

                                                  A "Supplemental Credit
                                                  Enhancement Event" will occur
                                                  the first time Standard &
                                                  Poor's Ratings Services
                                                  withdraws the long-term debt
                                                  or deposit rating of Greenwood
                                                  (or an additional seller, if
                                                  any) or reduces this rating
                                                  below BBB -.

                                                  "Effective Alternative Credit
                                                  Support Election" will mean an
                                                  effective election made by
                                                  Greenwood to change the way in
                                                  which the Trust allocates
                                                  finance charge collections to
                                                  this Series. To make this
                                                  election, Greenwood must
                                                  deposit additional funds into
                                                  the cash collateral account
                                                  discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)..................... Greenwood will arrange to have a cash collateral account
                                                  established and funded with
                                                  $55,263,225 for the direct
                                                  benefit of the Class B
                                                  investors (the "Credit
                                                  Enhancement Account") on the
                                                  date the Certificates are
                                                  issued. The Trustee may
                                                  withdraw funds from this
                                                  account to reimburse the Class
                                                  B investors for amounts that
                                                  would otherwise reduce their
                                                  interest in the Trust or
                                                  affect their interest
                                                  payments.

                                                  The amount on deposit in this
                                                  account may decrease or
                                                  increase on future
                                                  Distribution Dates. A
                                                  "Distribution Date" is the
                                                  15th calendar day of each
                                                  month (or the next business
                                                  day), beginning in July 2000.

                                                  The maximum amount of Credit
                                                  Enhancement as of any
                                                  Distribution Date will be:

                                                  Before a Supplemental Credit
                                                  Enhancement Event or an
                                                  Effective Alternative Credit
                                                  Support Election

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                                                  -  7.5% of the Series Investor
                                                     Interest as of the end of
                                                     the preceding month (but
                                                     not less than $7,368,430);
                                                     or

                                                  After a Supplemental Credit
                                                  Enhancement Event but before
                                                  an Effective Alternative
                                                  Credit Support Election

                                                  -  8.0% of the Series Investor
                                                     Interest as of the end of
                                                     the preceding month (but
                                                     not less than $7,368,430);
                                                     or

                                                  After an Effective Alternative
                                                  Credit Support Election

                                                  -  12.5% of the Series
                                                     Investor Interest as of the
                                                     end of the preceding month
                                                     (but not less than
                                                     $7,368,430).

                                                     However, if an Amortization
                                                     Event has occurred, the
                                                     maximum amount of Credit
                                                     Enhancement will be the
                                                     amount on deposit in the
                                                     Credit Enhancement Account
                                                     on the Distribution Date
                                                     immediately before the
                                                     Amortization Event
                                                     occurred.

                                                  "Series Investor Interest"
                                                  will mean $736,843,000 minus

                                                  -  the amount of principal
                                                     collections on deposit for
                                                     the benefit of investors in
                                                     this Series (after giving
                                                     effect to losses of
                                                     principal on investments of
                                                     these funds),

                                                  -  the aggregate amount of
                                                     principal previously paid
                                                     to investors in this
                                                     Series, and

                                                  -  the aggregate amount of
                                                     investor losses resulting
                                                     from accounts in which the
                                                     receivables have been
                                                     charged-off as
                                                     uncollectible (after giving
                                                     effect to all provisions in
                                                     the Series Supplement to
                                                     reimburse these charged-off
                                                     amounts).

RATING OF THE INVESTOR CERTIFICATES.............. The Trust will only issue the
                                                  Certificates if Standard &
                                                  Poor's has rated the Class A
                                                  Certificates "AAA" and the
                                                  Class B Certificates at least
                                                  "A" and Moody's Investors
                                                  Service, Inc. has rated the
                                                  Class A Certificates "Aaa" and
                                                  has rated the Class B
                                                  Certificates at least "A2."

ERISA CONSIDERATIONS............................. Greenwood believes that employee benefit plans subject
                                                  to ERISA may acquire Class A
                                                  Certificates; however,
                                                  advisers to these plans should
                                                  consult their own counsel.
                                                  Employee benefit plans subject
                                                  to ERISA may not acquire the
                                                  Class B Certificates.

LISTING.......................................... Greenwood expects to list the
                                                  Certificates on the Luxembourg
                                                  Stock Exchange to facilitate
                                                  trading in non-U.S. markets.





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